UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Vincent P. Corti

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

From Capital Group

New World Fund®

Semi-annual report for the six months ended April 30, 2013

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	1.88%	0.46%	13.88%

The total annual fund operating expense ratio was 1.07% for Class A shares as of the prospectus dated January 1, 2013.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 43.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Among global stocks, developed-country markets generated some of the highest returns over the first half of New World Fund’s fiscal year. For the six months ended April 30, 2013, the value of an investment in the fund gained 9.3%, assuming reinvestment of the 71.3 cents per share dividend that was paid in December 2012.

The fund’s six-month return led that of developing-country stocks, as measured by the MSCI EM (Emerging Markets) Index, but trailed its primary benchmark, the MSCI ACWI (All Country World Index). Compared to the benchmark, the portfolio’s relatively low overall exposure to stocks from Japan detracted from the fund’s return and investments in consumer-discretionary companies were a notable drag.

Results at a glance

For periods ended April 30, 2013, with all distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime
					(since 6/17/99)
New World Fund (Class A shares)	9.3%	10.6%	1.1%	14.0%	9.1%
MSCI ACWI (All Country World Index)	13.5	15.0	1.5	8.7	3.5
MSCI World Index	14.7	16.7	1.8	8.3	3.1
MSCI EM (Emerging Markets) Index	5.3	4.0	–0.3	16.1	9.3
J.P. Morgan Emerging Markets Bond Index Global	3.0	11.6	10.2	10.3	11.3

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and EM (Emerging Markets) indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI EM (Emerging Markets) Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Global measures total returns for developing-country bonds. MSCI ACWI and MSCI EM results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. MSCI World results reflect dividends net of withholding taxes. The market indexes are unmanaged and, therefore, have no expenses.

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Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2013

Developed-country equities			46.1%
Asia		Germany	1.9
Japan	5.1	Spain	1.2
Hong Kong	4.5	Denmark	1.1
South Korea	2.6	Belgium	1.0
Australia	1.5	Sweden	.7
Taiwan	.9	Italy	.4
The Americas		Portugal	.4
United States	8.6	Netherlands	.3
Canada	1.1	Finland	.2
Europe		Greece	.1
United Kingdom	7.8	Africa/Middle East
Switzerland	3.3	Israel	.6
France	2.8

Developing-country equities			34.9%
Asia		Argentina	.1
China	7.6	Chile	.1
India	4.8	Europe
Philippines	4.0	Russian Federation	4.3
Indonesia	2.0	Turkey	.7
Thailand	1.8	Slovenia	.2
Malaysia	.3	Poland	.1
The Americas		Africa/Middle East
Brazil	2.4	South Africa	4.2
Mexico	1.8	Qatar	.2
Republic of Colombia	.3

Developed-country bonds			1.0%
The Americas		Europe
United States	.9	Greece	.1

Developing-country bonds			10.8%
Asia		Panama	.2
Indonesia	.7	Uruguay	.2
Philippines	.6	Dominican Republic	.1
Kazakhstan	.3	Argentina	.1
China	.2	Jamaica	.1
India	.1	Europe
Thailand	.1	Russian Federation	1.3
Pakistan	.1	Turkey	1.1
The Americas		Hungary	.4
Mexico	1.7	Croatia	.3
Brazil	.7	Poland	.2
Republic of Colombia	.6	Africa/Middle East
Peru	.4	South Africa	.5
Venezuela	.4	Bahrain	.1
Chile	.3
Short-term securities & other assets less liabilities			7.2%
Total			100.0%

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The fund’s primary objective is long-term appreciation. As can be seen in the table on page 1, its results over 10 years and its lifetime surpass those of the primary benchmark. The fund blends three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world with significant ties to the developing world; and government and corporate bonds of developing-country issuers. This diversified approach offers many potential benefits for long-term investors, including a reduction in some of the volatility typically associated with investing in developing markets.

Developed- and developing-country stocks

The past six months were an unusual period for returns: In a market that rose overall, developed-country stocks generally fared even better than developing-country stocks; Japan and the U.S. were among the markets that recorded substantial gains. Historically, it often has been when global stock returns decline that developed-country markets have outpaced their developing-country counterparts.

In the U.S., economic data suggested that the steady recovery was continuing. At the end of 2012, the Federal Reserve announced that it would bolster its bond-buying activity — in effect, injecting tens of billions of dollars into the financial system each month. U.S. stocks gained 14.7%* during the six-month period ended April 30, 2013. The value of the U.S. dollar versus the currencies of many larger developed- and developing-country economies did not change significantly. The Japanese yen was a notable exception, weakening by about 17.9% versus the dollar.

Japan’s stock market rose for much of the period, ending 30.9% higher. Japan’s growth for the fourth quarter of 2012 was revised higher to a better-than-expected annual rate of 0.2%. Changes in government and central bank leadership paved the way for economic reform proposals and dramatic action aimed at stimulating growth. In April, the central bank said that it would pump the equivalent of $1.4 trillion into the financial system by the end of 2014, through bond buying.

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

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In Europe, many markets advanced over the six months — despite ongoing fiscal and economic woes. For much of the period, investor worries appeared to be eased by the European Central Bank’s plan to potentially buy significant amounts of sovereign debt from struggling euro-zone nations.

While some developing-country stock markets generated relatively strong six-month returns, the general picture was mixed. Brazil was up 5.4%; Russia advanced 0.4%; India rose 6.0%; and China gained 3.1%. In our view, China’s shift toward slower economic expansion driven more by domestic consumption may prompt less growth in demand for energy and commodities (a possible negative for the stock markets of net energy and commodity exporters, such as Brazil and Russia).

Developing-country equities accounted for 34.9% of the fund’s net assets as of April 30, 2013. The portion of net assets invested in developed-country equities was 46.1%. Holdings in cash and cash-like securities amounted to 7.2%. The fund’s overall holding in cash mainly arises from individual portfolio managers’ active decisions to hold cash, and from their buying and selling stocks and bonds.

Developing-country bonds

For the most part, yields (which move inversely to prices) for developing-country bonds were stable or declined over the period. Returns were broadly positive, with local-currency bonds generally leading U.S.-dollar denominated bonds.

As of April 30, 2013, the fund was invested in the bonds of 57 issuers from 37 countries. We view bonds as an important source of additional investment opportunities and diversification. Investments in local-currency bonds, as well as those denominated in the U.S. dollar and other major currencies, produced a positive six-month total return; notable contributors to the result included holdings of Turkish, Mexican and Venezuelan government debt. Demand for relatively higher yielding bonds was generally strong, though country-specific factors were also evident. For instance, bond investors appeared to have a

4	New World Fund

favorable outlook on economic reforms in Mexico and the possibility of reform in Venezuela following the death of longtime president Hugo Chávez.

Inside the portfolio

One of the larger individual contributors to the fund’s result was SOFTBANK. Amid a buoyant Japanese market, the telecommunications firm’s stock price gained 56.6%. Investors appeared to look favorably upon its bid for U.S. company Sprint Nextel; the potential value of an associated financial transaction — designed to fix the U.S.-dollar acquisition cost — increased as the yen weakened. This fund’s investment in SOFTBANK, however, is motivated by its presence in high-growth areas (which, incidentally, are complemented by core domestic telecommunications and internet businesses that have generated stable growth and cash flow). Its stake of about 37% in China’s largest e-commerce provider, Alibaba, accounted for approximately one-quarter of SOFTBANK’s net asset value as of April 30, 2013.

Companies in a variety of sectors and countries were among the other larger contributors to the fund’s result. ENN Energy Holdings was up 39.6%; the firm is a leader in natural gas distribution across China and has consistently increased revenues over recent years. Russia’s largest domestic drugmaker Pharmstandard gained 42.3%; our analysis suggests that, despite some near-term challenges, the firm appears well positioned to maintain sales revenue growth over the longer term.

One of the larger detractors from the fund’s result was América Móvil, whose stock price declined significantly. Our research indicated that the Mexico-based telecommunications company faces regulatory headwinds — we have, therefore, reduced the fund’s investment. In contrast, our outlook on many of the fund’s other investments that did not fare so well lately remains positive. For instance, we continue to believe that Baidu and Mail.Ru Group — China’s dominant search engine company and Russia’s leading social media operator, respectively — both have strong businesses. In our view, their growth potential remains attractive.

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Looking forward

China’s leadership is seeking to put the economy on a path toward more sustainable growth that is driven by domestic consumers. Meeting the demands of an increasing middle-class population there, or in other developing-country economies, is a key source of growth for the companies in which this fund invests.

Europe’s potential contribution to global growth in the near future remains uncertain, with many nations’ economies struggling. There are, however, hopeful signs in the U.S. and elsewhere. Positive data has helped allay concern that the worrisome domestic fiscal position may seriously derail the U.S. recovery. In Japan, there have been tentative signs that its economy is improving. Also a number of developing-country economies in Asia and Latin America have maintained solid growth.

As the linkages between the world’s major economies change, our focus remains centered on individual companies. We continue to see opportunities to invest in attractively priced, well-run companies — including both multinationals in the U.S., Japan and Europe with significant developing-country businesses, as well as firms based in developing countries.

We are grateful for your ongoing support and commitment to long-term investing.

Cordially,

Robert W. Lovelace
President

Michael J. Thawley
Vice Chairman of the Board

June 11, 2013

For current information about the fund, visit americanfunds.com.

6	New World Fund

Summary investment portfolio	unaudited

April 30, 2013

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification	(percent of net assets)

Country diversification	(percent of net assets	)
United States	9.5%
Euro zone*	8.6
United Kingdom	7.8
China	7.8
Russian Federation	5.6
Japan	5.1
India	4.9
South Africa	4.7
Philippines	4.6
Other countries	34.2
Short-term securities & other assets less liabilities	7.2

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

New World Fund	7

Common stocks — 80.96%	Shares	Value (000)	Percent of net assets
Financials — 11.67%
Sberbank of Russia (GDR)[1,2]	4,872,547	$62,712
Sberbank of Russia (ADR)	4,562,500	58,674	.84%
Sberbank of Russia (ADR)[1]	4,296,000	55,292
Kasikornbank PCL[1]	19,740,238	145,472	.69
Banco Bilbao Vizcaya Argentaria, SA1	13,570,202	132,547
Banco Bilbao Vizcaya Argentaria, SA, non-registered shares[1,3]	176,789	1,727	.64
Siam Commercial Bank PCL[1]	20,850,000	132,270	.63
AEON Financial Service Co., Ltd.[1]	4,055,000	121,599	.58
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[3]	7,370,100	119,027	.56
Bank of the Philippine Islands[1]	44,378,039	110,919	.52
Prudential PLC[1]	6,273,431	107,730	.51
Axis Bank Ltd.[1]	3,531,628	98,002	.46
Other securities		1,318,696	6.24
		2,464,667	11.67

Consumer discretionary — 11.08%
Toyota Motor Corp.[1]	3,238,000	187,693	.89
Naspers Ltd., Class N1	2,404,400	161,085	.76
Melco Crown Entertainment Ltd. (ADR)[3]	5,322,000	130,974	.62
Hankook Tire Co., Ltd.[1]	2,461,680	107,084	.51
Swatch Group Ltd, non-registered shares[1]	114,200	65,558
Swatch Group Ltd[1]	342,000	34,409	.47
Honda Motor Co., Ltd.[1]	2,410,000	96,009	.45
Other securities		1,557,711	7.38
		2,340,523	11.08

Consumer staples — 10.62%
Nestlé SA1	3,437,917	245,668	1.16
OJSC Magnit (GDR)[1]	2,295,700	117,130
OJSC Magnit (GDR)[1,2]	1,881,000	95,971	1.01
Shoprite Holdings Ltd.[1]	9,253,056	175,423	.83
Anheuser-Busch InBev NV1	1,815,725	173,506	.82
Pernod Ricard SA1	1,276,973	158,144	.75
Other securities		1,277,908	6.05
		2,243,750	10.62

8	New World Fund

	Shares	Value (000)	Percent of net assets
Information technology — 7.91%
Mail.Ru Group Ltd. (GDR)[1]	6,643,305	$179,449
Mail.Ru Group Ltd. (GDR)[1,2]	848,230	22,912	.96%
Samsung Electronics Co. Ltd.[1]	120,050	165,873	.78
Baidu, Inc., Class A (ADR)[3]	1,754,900	150,658	.71
Google Inc., Class A3	160,500	132,343	.63
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	28,443,000	105,678
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	22,896	.61
Tencent Holdings Ltd.[1]	3,467,000	119,610	.57
Other securities		771,788	3.65
		1,671,207	7.91

Industrials — 7.77%
International Container Terminal Services, Inc.[1,4]	106,374,000	237,754	1.12
Alliance Global Group, Inc.[1]	190,270,000	109,766	.52
Cummins Inc.	912,000	97,028	.46
Other securities		1,197,826	5.67
		1,642,374	7.77

Energy — 7.10%
InterOil Corp.[3,4]	2,484,825	196,599	.93
Ophir Energy PLC[1,3]	27,670,242	174,994	.83
Pacific Rubiales Energy Corp.	6,528,728	138,034	.65
Royal Dutch Shell PLC, Class B1	2,769,300	96,741
Royal Dutch Shell PLC, Class B (ADR)	210,000	14,656	.53
Indus Gas Ltd.[1,3]	7,000,000	98,009	.46
Cobalt International Energy, Inc.[3]	3,330,000	93,040	.44
Other securities		688,848	3.26
		1,500,921	7.10

Health care — 6.88%
Novo Nordisk A/S, Class B1	1,201,050	210,833	1.00
Hikma Pharmaceuticals PLC[1,4]	11,131,828	168,964	.80
JSC Pharmstandard (GDR)[1,3]	6,258,618	130,922
JSC Pharmstandard (GDR)[1,2,3]	392,700	8,215	.66
Novartis AG1	1,481,600	110,163
Novartis AG (ADR)	170,000	12,539	.58
Teva Pharmaceutical Industries Ltd. (ADR)	2,676,000	102,464	.48
Baxter International Inc.	1,462,000	102,150	.48
Other securities		607,912	2.88
		1,454,162	6.88

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Common stocks	Shares		Value (000)	Percent of net assets
Telecommunication services — 5.10%
SOFTBANK CORP.[1]		5,719,000	$283,526	1.34%
MTN Group Ltd.[1]		13,831,491	249,462	1.18
América Móvil, SAB de CV, Series L (ADR)		5,320,748	113,758	.54
Vodafone Group PLC[1]		32,444,300	99,104	.47
Other securities			330,485	1.57
			1,076,335	5.10

Materials — 4.72%
Linde AG1		535,092	101,205	.48
Other securities			896,566	4.24
			997,771	4.72

Utilities — 3.19%
ENN Energy Holdings Ltd.[1]		46,186,000	268,340	1.27
PT Perusahaan Gas Negara (Persero) Tbk[1]		257,953,500	165,899	.79
Other securities			239,416	1.13
			673,655	3.19

Miscellaneous — 4.92%
Other common stocks in initial period of acquisition			1,039,263	4.92

Total common stocks (cost: $12,728,050,000)			17,104,628	80.96

Convertible securities — 0.04%

Consumer staples — 0.04%
Other securities			8,239	.04

Total convertible securities (cost: $8,166,000)			8,239	.04

Bonds & notes — 11.76%	Principal amount (000)

Bonds & notes of governments outside the U.S. — 8.42%
United Mexican States Government:
3.50%–10.00% 2015–2040[5]	MXN	1,780,380	172,082
Global, Series A, 3.625%–6.05% 2017–2110		$83,220	100,672	1.29
Turkey (Republic of):
3.00%–10.50% 2015–2022[5]	TRY	166,425	112,445
4.875%–7.00% 2016–2043		$99,250	118,454	1.09
Other securities			1,275,237	6.04
			1,778,890	8.42

10	New World Fund

	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 0.87%
U.S. Treasury 4.75% 2014[6]	$15,200	$15,925
U.S. Treasury 4.00% 2015	157,900	168,576	.87%
		184,501	.87

Other — 2.47%
Other securities		521,956	2.47

Total bonds & notes (cost: $2,209,805,000)		2,485,347	11.76

Short-term securities — 6.89%

Freddie Mac 0.09%–0.17% due 6/4–11/26/2013	509,990	509,812	2.41
International Bank for Reconstruction and Development 0.11%–0.13% due 5/13–7/9/2013	168,400	168,384	.80
Fannie Mae 0.12%–0.18% due 6/19–12/16/2013	150,000	149,937	.71
Nestlé Finance International Ltd. 0.13% due 5/23/2013	14,600	14,599	.07
Other securities		613,606	2.90

Total short-term securities (cost: $1,456,191,000)		1,456,338	6.89

Total investment securities (cost: $16,402,212,000)		21,054,552	99.65
Other assets less liabilities		74,411	.35

Net assets		$21,128,963	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $22,705,000, a cost of $29,113,000, and which represented .11% of the net assets of the fund) was acquired on 12/3/2012 through a private placement transaction exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

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Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

						Unrealized
						appreciation
			Contract amount			(depreciation)
	Settlement		Receive	Deliver		at 4/30/2013
	date	Counterparty	(000)	(000)		(000)
Sales:
Brazilian reais	5/13/2013	Citibank	$22,728	BRL	45,275	$135
Brazilian reais	6/4/2013	Citibank	$7,424	BRL	14,900	8
Colombian pesos	6/4/2013	Citibank	$29,360	COP	53,757,495	(13)
Japanese yen	5/9/2013	HSBC Bank	$110,000		¥10,680,715	434
Japanese yen	5/31/2013	UBS AG	$7,250		¥720,538	(142)
Mexican pesos	5/8/2013	HSBC Bank	$13,610	MXN	168,000	(217)
Mexican pesos	5/13/2013	Barclays Bank PLC	$39,867	MXN	492,925	(684)
Mexican pesos	5/31/2013	Bank of New York Mellon	$16,291	MXN	201,000	(219)
Polish zloty	5/13/2013	Barclays Bank PLC	$22,703	PLN	73,945	(675)
Polish zloty	5/20/2013	Barclays Bank PLC	$10,079	PLN	31,970	(23)
Polish zloty	5/22/2013	Citibank	$2,957	PLN	9,325	11
Russian rubles	5/22/2013	JPMorgan Chase	$18,144	RUB	577,000	(316)
South African rand	5/22/2013	HSBC Bank	$14,104	ZAR	130,000	(339)
South African rand	5/22/2013	Barclays Bank PLC	$8,641	ZAR	79,650	(207)
Turkish lira	5/9/2013	HSBC Bank	$9,314	TRY	16,900	(103)
Turkish lira	5/9/2013	Barclays Bank PLC	$29,149	TRY	52,905	(333)
Turkish lira	5/20/2013	Bank of New York Mellon	$9,986	TRY	18,000	(33)
Turkish lira	5/20/2013	HSBC Bank	$18,169	TRY	32,825	(100)
						$(2,816)

12	New World Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2013, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2013
	shares	Additions	Reductions	shares	(000)	(000)
International Container Terminal Services, Inc.[1]	106,272,920	101,080	—	106,374,000	$1,267	$237,754
InterOil Corp.[3]	2,484,825	—	—	2,484,825	—	196,599
Hikma Pharmaceuticals PLC[1]	9,453,562	1,678,266	—	11,131,828	1,113	168,964
REXLot Holdings Ltd.[1]	423,454,500	—	—	423,454,500	—	34,961
Aquarius Platinum Ltd.(GBP denominated)[1,3]	20,887,239	2,903,397	—	23,790,636	—	15,682
Aquarius Platinum Ltd.[1,3]	6,055,025	1,329,603	—	7,384,628	—	4,460
JSC Pharmstandard (GDR)[1,2,3,7]	392,700	—	—	392,700	—	—
JSC Pharmstandard (GDR)[1,3,7]	8,210,618	—	1,952,000	6,258,618	—	—
					$2,380	$658,420

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $13,370,777,000, which represented 63.28% of the net assets of the fund. This amount includes $13,344,313,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,158,368,000, which represented 5.48% of the net assets of the fund.
[3]	Security did not produce income during the last 12 months.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $173,000, which represented less than .01% of the net assets of the fund.
[7]	Unaffiliated issuer at 4/30/2013.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
COP = Colombian pesos

GBP = British pounds
¥ = Japanese yen

MXN = Mexican pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
ZAR = South African rand

See Notes to Financial Statements

New World Fund	13

Financial statements

Statement of assets and liabilities		unaudited
at April 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,978,557)	$20,396,132
Affiliated issuers (cost: $423,655)	658,420	$21,054,552
Cash denominated in currencies other than U.S. dollars (cost: $8,250)		8,252
Cash		1,928
Unrealized appreciation on open forward currency contracts Receivables for:		588
Sales of investments	102,667
Sales of fund’s shares	33,189
Closed forward currency contracts	72
Dividends and interest	75,498	211,426
		21,276,746
Liabilities:
Unrealized depreciation on open forward currency contracts Payables for:		3,404
Purchases of investments	95,538
Repurchases of fund’s shares	21,808
Closed forward currency contracts	113
Investment advisory services	9,431
Services provided by related parties	10,379
Directors’ deferred compensation	1,867
Non-U.S. taxes	4,891
Other	352	144,379
Net assets at April 30, 2013		$21,128,963

Net assets consist of:
Capital paid in on shares of capital stock		$16,357,031
Undistributed net investment income		5,539
Undistributed net realized gain		121,659
Net unrealized appreciation		4,644,734
Net assets at April 30, 2013		$21,128,963

See Notes to Financial Statements

14	New World Fund

 (dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 500,000 shares, $.01 par value
(374,723 total shares outstanding)

	Net	Shares	Net asset value
	assets	outstanding	per share
Class A	$12,692,259	224,274	$56.59
Class B	215,811	3,868	55.79
Class C	1,005,779	18,327	54.88
Class F-1	2,251,044	40,058	56.20
Class F-2	1,536,594	27,153	56.59
Class 529-A	738,657	13,148	56.18
Class 529-B	23,500	425	55.35
Class 529-C	166,788	3,034	54.97
Class 529-E	35,483	636	55.80
Class 529-F-1	39,895	710	56.20
Class R-1	33,550	610	55.02
Class R-2	365,308	6,642	55.00
Class R-3	433,114	7,745	55.92
Class R-4	332,518	5,895	56.40
Class R-5	439,224	7,738	56.76
Class R-6	819,439	14,460	56.67

See Notes to Financial Statements

New World Fund	15

Statement of operations		unaudited
for the six months ended April 30, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,437; also includes $2,380 from affiliates)	$166,416
Interest (net of non-U.S. taxes of $168)	68,710	$235,126

Fees and expenses*:
Investment advisory services	55,722
Distribution services	27,752
Transfer agent services	18,763
Administrative services	2,502
Reports to shareholders	910
Registration statement and prospectus	309
Directors’ compensation	347
Auditing and legal	78
Custodian	3,280
State and local taxes	103
Other	590	110,356
Net investment income		124,770

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $7; also includes $4,269 net gain from affiliates)	587,588
Forward currency contracts	(1,164)
Currency transactions	(2,791)	583,633
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $4,891)	1,068,826
Forward currency contracts	(2,974)
Currency translations	379	1,066,231

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		1,649,864
Net increase in net assets resulting from operations		$1,774,634

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

16	New World Fund

Statements of changes in net assets

	(dollars in thousands)

	Six months ended	Year ended
	April 30, 2013*	October 31, 2012
Operations:
Net investment income	$124,770	$262,883
Net realized gain on investments, forward currency contracts and currency transactions	583,633	93,432
Net unrealized appreciation on investments, forward currency contracts and currency translations	1,066,231	958,435
Net increase in net assets resulting from operations	1,774,634	1,314,750

Dividends paid to shareholders from net investment income	(252,286)	(271,120)

Net capital share transactions	522,446	(605,790)

Total increase in net assets	2,044,794	437,840

Net assets:
Beginning of period	19,084,169	18,646,329
End of period (including undistributed net investment income: $5,539 and $133,055, respectively)	$21,128,963	$19,084,169

*	Unaudited.

See Notes to Financial Statements

New World Fund	17

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2013; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

18	New World Fund

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

New World Fund	19

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

20	New World Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are

New World Fund	21

based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$598,688	$1,865,979	$—	$2,464,667
Consumer discretionary	267,924	2,072,599	—	2,340,523
Consumer staples	551,207	1,692,543	—	2,243,750
Information technology	564,447	1,106,760	—	1,671,207
Industrials	207,825	1,434,549	—	1,642,374
Energy	619,183	881,738	—	1,500,921
Health care	344,945	1,109,217	—	1,454,162
Telecommunication services	159,149	917,186	—	1,076,335
Materials	167,338	830,433	—	997,771
Utilities	—	673,655	—	673,655
Miscellaneous	253,145	786,043	75	1,039,263
Convertible securities	—	8,239	—	8,239
Bonds & notes:
Bonds & notes of governments outside the U.S.	—	1,778,890	—	1,778,890
U.S. Treasury bonds & notes	—	184,501	—	184,501
Other	—	521,956	—	521,956
Short-term securities	—	1,456,338	—	1,456,338
Total	$3,733,851	$17,320,626	$75	$21,054,552

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$588	$—	$588
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,404)	—	(3,404)
Total	$—	$(2,816)	$—	$(2,816)

*	Securities with a market value of $11,907,424,000, which represented 56.36% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

22	New World Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

New World Fund	23

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

24	New World Fund

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

New World Fund	25

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2012, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$232,773
Capital loss carryforward expiring 2017*	(449,288)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2013, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$5,595,277
Gross unrealized depreciation on investment securities	(1,056,009)
Net unrealized appreciation on investment securities	4,539,268
Cost of investment securities	16,515,284

26	New World Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended April 30, 2013	Year ended October 31, 2012
Class A	$157,755	$178,719
Class B	1,069	1,627
Class C	5,303	7,026
Class F-1	27,103	27,912
Class F-2	21,075	17,317
Class 529-A	8,877	9,295
Class 529-B	86	168
Class 529-C	869	1,061
Class 529-E	348	372
Class 529-F-1	535	503
Class R-1	175	287
Class R-2	2,223	2,515
Class R-3	4,630	4,934
Class R-4	4,205	4,065
Class R-5	6,494	6,771
Class R-6	11,539	8,548
Total	$252,286	$271,120

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the six months ended April 30, 2013, the investment advisory services fee was $55,722,000, which was equivalent to an annualized rate of 0.559% of average daily net assets.

New World Fund	27

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

28	New World Fund

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the six months ended April 30, 2013, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$14,597	$13,190	$607	Not applicable
Class B	1,131	263	Not applicable	Not applicable
Class C	4,806	1,073	241	Not applicable
Class F-1	2,582	1,343	517	Not applicable
Class F-2	Not applicable	721	337	Not applicable
Class 529-A	719	606	175	$344
Class 529-B	121	24	6	12
Class 529-C	780	146	39	78
Class 529-E	83	19	8	16
Class 529-F-1	—	32	9	18
Class R-1	166	23	8	Not applicable
Class R-2	1,292	665	87	Not applicable
Class R-3	1,087	392	109	Not applicable
Class R-4	388	157	78	Not applicable
Class R-5	Not applicable	102	102	Not applicable
Class R-6	Not applicable	7	179	Not applicable
Total class-specific expenses	$27,752	$18,763	$2,502	$468

New World Fund	29

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $347,000, shown on the accompanying financial statements, includes $207,000 in current fees (either paid in cash or deferred) and a net increase of $140,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended April 30, 2013

Class A	$881,956	16,076	$154,456	2,868	$(1,026,538)	(18,835)	$9,874	109
Class B	2,877	53	1,060	20	(43,819)	(812)	(39,882)	(739)
Class C	86,871	1,630	5,235	100	(101,258)	(1,912)	(9,152)	(182)
Class F-1	331,956	6,081	26,884	503	(314,623)	(5,924)	44,217	660
Class F-2	425,914	7,878	19,214	357	(116,671)	(2,138)	328,457	6,097
Class 529-A	61,855	1,139	8,875	166	(49,493)	(914)	21,237	391
Class 529-B	296	6	86	2	(4,466)	(84)	(4,084)	(76)
Class 529-C	15,623	293	868	17	(12,020)	(227)	4,471	83
Class 529-E	3,506	65	347	6	(2,535)	(47)	1,318	24
Class 529-F-1	6,054	111	534	10	(3,752)	(69)	2,836	52
Class R-1	4,561	86	174	3	(7,098)	(133)	(2,363)	(44)
Class R-2	56,906	1,067	2,221	43	(60,014)	(1,131)	(887)	(21)
Class R-3	104,633	1,929	4,625	87	(122,977)	(2,279)	(13,719)	(263)
Class R-4	66,464	1,216	4,204	78	(53,409)	(981)	17,259	313
Class R-5	59,271	1,076	6,484	120	(39,687)	(725)	26,068	471
Class R-6	170,246	3,097	11,534	214	(44,984)	(822)	136,796	2,489
Total net increase (decrease)	$2,278,989	41,803	$246,801	4,594	$(2,003,344)	(37,033)	$522,446	9,364

30	New World Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2012

Class A	$1,155,086	23,190	$174,473	3,778	$(2,157,230)	(43,571)	$(827,671)	(16,603)
Class B	7,158	146	1,608	35	(89,111)	(1,831)	(80,345)	(1,650)
Class C	113,976	2,359	6,898	153	(241,301)	(5,025)	(120,427)	(2,513)
Class F-1	603,370	12,399	27,707	604	(514,320)	(10,449)	116,757	2,554
Class F-2	328,860	6,605	15,800	343	(221,225)	(4,464)	123,435	2,484
Class 529-A	99,880	2,028	9,290	202	(83,652)	(1,699)	25,518	531
Class 529-B	748	15	167	4	(9,356)	(194)	(8,441)	(175)
Class 529-C	27,064	562	1,060	24	(28,373)	(593)	(249)	(7)
Class 529-E	5,161	106	372	8	(5,604)	(114)	(71)	—
Class 529-F- 1	9,047	185	495	11	(5,344)	(109)	4,198	87
Class R-1	9,681	200	286	6	(19,096)	(401)	(9,129)	(195)
Class R-2	99,910	2,065	2,511	56	(114,934)	(2,384)	(12,513)	(263)
Class R-3	146,785	2,990	4,926	108	(154,328)	(3,162)	(2,617)	(64)
Class R-4	100,235	2,017	4,064	88	(86,787)	(1,744)	17,512	361
Class R-5	75,788	1,518	6,759	146	(84,243)	(1,677)	(1,696)	(13)
Class R-6	216,457	4,334	8,544	185	(55,052)	(1,104)	169,949	3,415
Total net increase(decrease)	$2,999,206	60,719	$264,960	5,751	$(3,869,956)	(78,521)	$(605,790)	(12,051)

*	Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,598,618,000 and $3,755,320,000, respectively, during the six months ended April 30, 2013.

New World Fund	31

Financial highlights

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:	Six months ended 4/30/2013[4,5]	$52.44	$.34	$4.52	$4.86
	Year ended 10/31/2012	49.61	.73	2.86	3.59
	Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)
	Year ended 10/31/2010	44.76	.77	9.62	10.39
	Year ended 10/31/2009	32.48	.76	12.03	12.79
	Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)
Class B:	Six months ended 4/30/2013[4,5]	51.45	.12	4.46	4.58
	Year ended 10/31/2012	48.55	.33	2.84	3.17
	Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)
	Year ended 10/31/2010	43.87	.38	9.43	9.81
	Year ended 10/31/2009	31.68	.48	11.82	12.30
	Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)
Class C:	Six months ended 4/30/2013[4,5]	50.67	.12	4.38	4.50
	Year ended 10/31/2012	47.91	.32	2.78	3.10
	Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)
	Year ended 10/31/2010	43.43	.39	9.31	9.70
	Year ended 10/31/2009	31.32	.48	11.73	12.21
	Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)
Class F-1:	Six months ended 4/30/2013[4,5]	52.09	.36	4.48	4.84
	Year ended 10/31/2012	49.28	.75	2.83	3.58
	Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)
	Year ended 10/31/2010	44.51	.77	9.55	10.32
	Year ended 10/31/2009	32.28	.77	11.96	12.73
	Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)
Class F-2:	Six months ended 4/30/2013[4,5]	52.53	.44	4.51	4.95
	Year ended 10/31/2012	49.71	.88	2.85	3.73
	Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)
	Year ended 10/31/2010	44.86	.91	9.63	10.54
	Year ended 10/31/2009	32.50	.75	12.17	12.92
	Period from 8/1/2008 to 10/31/2008[4]	52.88	.19	(20.57)	(20.38)

32	New World Fund

Dividends and distributions						Ratio of		Ratio of
						expenses		expenses
						to average		to average
					Net	net assets		net assets		Ratio
Dividends	Distributions	Total			assets,	before		after		of net
(from net	(from	dividends	Net asset		end of	reimburse-		reimburse-		income to
investment	capital	and	value, end	Total	period (in	ments/		ments/		average
income)	gains)	distributions	of period	return [2,3]	millions)	waivers		waivers[3]		net assets[3]
$(.71)	$—	$(.71)	$56.59	9.34%	$12,692	1.08%[6]		1.08%[6]		1.27%[6]
(.76)	—	(.76)	52.44	7.43	11,755	1.07		1.07		1.47
(.78)	—	(.78)	49.61	(7.80)	11,945	1.02		1.02		1.33
(.57)	—	(.57)	54.58	23.43	13,335	1.04		1.04		1.60
(.51)	—	(.51)	44.76	40.04	10,369	1.18		1.17		2.11
(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01		.95		2.10
(.24)	—	(.24)	55.79	8.93	216	1.84	[6]	1.84	[6]	.46	[6]
(.27)	—	(.27)	51.45	6.61	237	1.84		1.84		.68
(.36)	—	(.36)	48.55	(8.51)	304	1.80		1.80		.54
(.26)	—	(.26)	53.42	22.48	417	1.82		1.82		.81
(.11)	—	(.11)	43.87	38.94	399	1.96		1.95		1.35
(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79		1.73		1.32
(.29)	—	(.29)	54.88	8.91	1,006	1.88	[6]	1.88	[6]	.47	[6]
(.34)	—	(.34)	50.67	6.57	938	1.87		1.87		.66
(.44)	—	(.44)	47.91	(8.51)	1,007	1.79		1.79		.56
(.33)	—	(.33)	52.80	22.51	1,128	1.82		1.82		.83
(.10)	—	(.10)	43.43	39.03	835	1.90		1.89		1.36
(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81		1.76		1.29
(.73)	—	(.73)	56.20	9.38	2,251	1.04	[6]	1.04	[6]	1.32	[6]
(.77)	—	(.77)	52.09	7.47	2,052	1.03		1.03		1.51
(.80)	—	(.80)	49.28	(7.78)	1,816	1.02		1.02		1.34
(.60)	—	(.60)	54.23	23.43	1,884	1.04		1.04		1.61
(.50)	—	(.50)	44.51	40.14	1,115	1.11		1.11		2.13
(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02		.96		2.08
(.89)	—	(.89)	56.59	9.51	1,537	.77	[6]	.77	[6]	1.63	[6]
(.91)	—	(.91)	52.53	7.77	1,106	.77		.77		1.77
(.92)	—	(.92)	49.71	(7.54)	923	.76		.76		1.61
(.72)	—	(.72)	54.68	23.77	829	.76		.76		1.89
(.56)	—	(.56)	44.86	40.51	402	.83		.82		1.89
—	—	—	32.50	(38.52)	47	.20		.19		.49

See page 37 for footnotes.

New World Fund	33

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-A:	Six months ended 4/30/2013[4,5]	$52.06	$.33	$4.48	$4.81
	Year ended 10/31/2012	49.29	.70	2.83	3.53
	Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)
	Year ended 10/31/2010	44.51	.75	9.55	10.30
	Year ended 10/31/2009	32.31	.75	11.97	12.72
	Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)
Class 529-B:	Six months ended 4/30/2013[4,5]	51.01	.10	4.42	4.52
	Year ended 10/31/2012	48.17	.28	2.82	3.10
	Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)
	Year ended 10/31/2010	43.57	.34	9.37	9.71
	Year ended 10/31/2009	31.51	.45	11.75	12.20
	Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)
Class 529-C:	Six months ended 4/30/2013[4,5]	50.77	.11	4.38	4.49
	Year ended 10/31/2012	48.05	.29	2.79	3.08
	Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)
	Year ended 10/31/2010	43.57	.36	9.35	9.71
	Year ended 10/31/2009	31.50	.44	11.76	12.20
	Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)
Class 529-E:	Six months ended 4/30/2013[4,5]	51.65	.26	4.46	4.72
	Year ended 10/31/2012	48.87	.57	2.82	3.39
	Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)
	Year ended 10/31/2010	44.19	.60	9.49	10.09
	Year ended 10/31/2009	32.03	.63	11.90	12.53
	Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)
Class 529-F-1:	Six months ended 4/30/2013[4,5]	52.13	.39	4.48	4.87
	Year ended 10/31/2012	49.36	.80	2.83	3.63
	Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)
	Year ended 10/31/2010	44.55	.85	9.56	10.41
	Year ended 10/31/2009	32.36	.81	11.97	12.78
	Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)

34	New World Fund

Dividends and distributions						Ratio of		Ratio of
						expenses		expenses
						to average		to average
					Net	net assets		net assets		Ratio
Dividends	Distributions	Total			assets,	before		after		of net
(from net	(from	dividends	Net asset		end of	reimburse-		reimburse-		income to
investment	capital	and	value, end	Total	period (in	ments/		ments/		average
income)	gains)	distributions	of period	return [2,3]	millions)	waivers		waivers [3]		net assets[3]
$(.69)	$—	$(.69)	$56.18	9.32%	$739	1.14%[6]		1.14%[6]		1.22%[6]
(.76)	—	(.76)	52.06	7.36	664	1.13		1.13		1.42
(.77)	—	(.77)	49.29	(7.81)	602	1.06		1.06		1.30
(.57)	—	(.57)	54.24	23.37	555	1.08		1.08		1.57
(.52)	—	(.52)	44.51	40.06	374	1.18		1.17		2.09
(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05		.99		2.06
(.18)	—	(.18)	55.35	8.88	23	1.94	[6]	1.94	[6]	.36	[6]
(.26)	—	(.26)	51.01	6.50	26	1.94		1.94		.58
(.33)	—	(.33)	48.17	(8.58)	33	1.88		1.88		.46
(.26)	—	(.26)	53.02	22.38	42	1.90		1.90		.73
(.14)	—	(.14)	43.57	38.91	37	2.01		2.00		1.29
(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88		1.82		1.23
(.29)	—	(.29)	54.97	8.88	167	1.94	[6]	1.94	[6]	.42	[6]
(.36)	—	(.36)	50.77	6.51	150	1.94		1.94		.60
(.42)	—	(.42)	48.05	(8.58)	142	1.88		1.88		.49
(.30)	—	(.30)	52.98	22.39	129	1.89		1.89		.76
(.13)	—	(.13)	43.57	38.89	87	2.00		2.00		1.26
(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87		1.82		1.24
(.57)	—	(.57)	55.80	9.19	35	1.37	[6]	1.37	[6]	.99	[6]
(.61)	—	(.61)	51.65	7.10	32	1.38		1.38		1.16
(.64)	—	(.64)	48.87	(8.10)	30	1.35		1.35		1.00
(.47)	—	(.47)	53.81	23.01	29	1.38		1.38		1.27
(.37)	—	(.37)	44.19	39.61	19	1.49		1.48		1.78
(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36		1.31		1.74
(.80)	—	(.80)	56.20	9.42	40	.93	[6]	.93	[6]	1.44	[6]
(.86)	—	(.86)	52.13	7.59	34	.93		.93		1.62
(.86)	—	(.86)	49.36	(7.65)	28	.87		.87		1.50
(.65)	—	(.65)	54.31	23.63	26	.88		.88		1.77
(.59)	—	(.59)	44.55	40.31	15	.99		.98		2.27
(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86		.81		2.24

See page 37 for footnotes.

New World Fund	35

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-1:	Six months ended 4/30/2013[4,5]	$50.76	$.14	$4.39	$4.53
	Year ended 10/31/2012	47.98	.34	2.79	3.13
	Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)
	Year ended 10/31/2010	43.51	.38	9.33	9.71
	Year ended 10/31/2009	31.45	.43	11.77	12.20
	Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)
Class R-2:	Six months ended 4/30/2013[4,5]	50.80	.15	4.39	4.54
	Year ended 10/31/2012	48.04	.34	2.79	3.13
	Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)
	Year ended 10/31/2010	43.50	.37	9.33	9.70
	Year ended 10/31/2009	31.48	.43	11.74	12.17
	Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)
Class R-3:	Six months ended 4/30/2013[4,5]	51.76	.27	4.47	4.74
	Year ended 10/31/2012	48.97	.58	2.82	3.40
	Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)
	Year ended 10/31/2010	44.29	.61	9.50	10.11
	Year ended 10/31/2009	32.09	.64	11.93	12.57
	Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)
Class R-4:	Six months ended 4/30/2013[4,5]	52.29	.37	4.49	4.86
	Year ended 10/31/2012	49.46	.76	2.85	3.61
	Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)
	Year ended 10/31/2010	44.68	.78	9.59	10.37
	Year ended 10/31/2009	32.43	.76	12.02	12.78
	Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)
Class R-5:	Six months ended 4/30/2013[4,5]	52.68	.45	4.53	4.98
	Year ended 10/31/2012	49.85	.91	2.86	3.77
	Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)
	Year ended 10/31/2010	44.94	.91	9.66	10.57
	Year ended 10/31/2009	32.65	.93	12.02	12.95
	Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)
Class R-6:	Six months ended 4/30/2013[4,5]	52.61	.47	4.52	4.99
	Year ended 10/31/2012	49.80	.94	2.84	3.78
	Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)
	Year ended 10/31/2010	44.85	.94	9.65	10.59
	Six months ended 10/31/2009[4]	34.02	.40	10.43	10.83

	Six months ended	Year ended October 31
	April 30, 2013[4,5]	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	20%	25%	25%	20%	36%	35%

36	New World Fund

Dividends and distributions						Ratio of		Ratio of
						expenses		expenses
						to average		to average
					Net	net assets		net assets		Ratio
Dividends	Distributions	Total			assets,	before		after		of net
(from net	(from	dividends	Net asset		end of	reimburse-		reimburse-		income to
investment	capital	and	value, end	Total	period (in	ments/		ments/		average
income)	gains)	distributions	of period	return [3]	millions)	waivers		waivers [3]		net assets[3]
$(.27)	$—	$(.27)	$55.02	8.96%	$34	1.79%[6]		1.79%[6]		.54%[6]
(.35)	—	(.35)	50.76	6.61	33	1.83		1.83		.70
(.42)	—	(.42)	47.98	(8.53)	41	1.82		1.82		.53
(.35)	—	(.35)	52.87	22.44	44	1.85		1.85		.80
(.14)	—	(.14)	43.51	38.94	32	1.96		1.96		1.20
(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79		1.74		1.28
(.34)	—	(.34)	55.00	8.97	365	1.79	[6]	1.79	[6]	.57	[6]
(.37)	—	(.37)	50.80	6.60	338	1.83		1.83		.71
(.41)	—	(.41)	48.04	(8.49)	333	1.80		1.80		.55
(.29)	—	(.29)	52.91	22.45	364	1.84		1.84		.80
(.15)	—	(.15)	43.50	38.80	280	2.03		2.02		1.22
(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87		1.81		1.24
(.58)	—	(.58)	55.92	9.21	433	1.34	[6]	1.34	[6]	1.02	[6]
(.61)	—	(.61)	51.76	7.12	414	1.36		1.36		1.18
(.63)	—	(.63)	48.97	(8.09)	395	1.35		1.35		1.00
(.49)	—	(.49)	53.91	23.01	398	1.38		1.38		1.28
(.37)	—	(.37)	44.29	39.66	279	1.47		1.46		1.77
(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37		1.31		1.74
(.75)	—	(.75)	56.40	9.38	333	1.01	[6]	1.01	[6]	1.36	[6]
(.78)	—	(.78)	52.29	7.50	292	1.01		1.01		1.53
(.79)	—	(.79)	49.46	(7.80)	258	1.01		1.01		1.34
(.62)	—	(.62)	54.43	23.46	268	1.03		1.03		1.63
(.53)	—	(.53)	44.68	40.13	170	1.11		1.10		2.07
(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04		.98		2.09
(.90)	—	(.90)	56.76	9.55	439	.71	[6]	.71	[6]	1.66	[6]
(.94)	—	(.94)	52.68	7.81	383	.72		.72		1.82
(.92)	—	(.92)	49.85	(7.50)	363	.71		.71		1.57
(.70)	—	(.70)	54.81	23.79	554	.74		.74		1.90
(.66)	—	(.66)	44.94	40.56	450	.80		.80		2.65
(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73		.68		2.37
(.93)	—	(.93)	56.67	9.56	819	.66	[6]	.66	[6]	1.74	[6]
(.97)	—	(.97)	52.61	7.87	630	.66		.66		1.89
(.95)	—	(.95)	49.80	(7.46)	426	.66		.66		1.70
(.68)	—	(.68)	54.76	23.89	327	.68		.68		1.96
—	—	—	44.85	31.83	232	.75	[6]	.75	[6]	1.94	[6]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Annualized.

See Notes to Financial Statements

New World Fund	37

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2012, through April 30, 2013).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

38	New World Fund

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2012	Ending account value 4/30/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,093.38	$5.61	1.08%
Class A — assumed 5% return	1,000.00	1,019.44	5.41	1.08
Class B — actual return	1,000.00	1,089.30	9.53	1.84
Class B — assumed 5% return	1,000.00	1,015.67	9.20	1.84
Class C — actual return	1,000.00	1,089.15	9.74	1.88
Class C — assumed 5% return	1,000.00	1,015.47	9.39	1.88
Class F-1 — actual return	1,000.00	1,093.76	5.40	1.04
Class F-1 — assumed 5% return	1,000.00	1,019.64	5.21	1.04
Class F-2 — actual return	1,000.00	1,095.07	4.00	.77
Class F-2 — assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 529-A — actual return	1,000.00	1,093.21	5.92	1.14
Class 529-A — assumed 5% return	1,000.00	1,019.14	5.71	1.14
Class 529-B — actual return	1,000.00	1,088.79	10.05	1.94
Class 529-B — assumed 5% return	1,000.00	1,015.17	9.69	1.94
Class 529-C — actual return	1,000.00	1,088.85	10.05	1.94
Class 529-C — assumed 5% return	1,000.00	1,015.17	9.69	1.94
Class 529-E — actual return	1,000.00	1,091.89	7.11	1.37
Class 529-E — assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class 529-F-1 — actual return	1,000.00	1,094.21	4.83	.93
Class 529-F-1 — assumed 5% return	1,000.00	1,020.18	4.66	.93
Class R-1 — actual return	1,000.00	1,089.62	9.27	1.79
Class R-1 — assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class R-2 — actual return	1,000.00	1,089.66	9.27	1.79
Class R-2 — assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class R-3 — actual return	1,000.00	1,092.12	6.95	1.34
Class R-3 — assumed 5% return	1,000.00	1,018.15	6.71	1.34
Class R-4 — actual return	1,000.00	1,093.77	5.24	1.01
Class R-4 — assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class R-5 — actual return	1,000.00	1,095.47	3.69	.71
Class R-5 — assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-6 — actual return	1,000.00	1,095.60	3.43	.66
Class R-6 — assumed 5% return	1,000.00	1,021.52	3.31	.66

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	39

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

40	New World Fund

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

New World Fund	41

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

42	New World Fund

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2013 (the most recent calendar quarter-end):

	1 year	5 years	10 years/ Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	2.27%	0.48%	13.84%
Not reflecting CDSC	7.27	0.87	13.84

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	6.22	0.87	13.65
Not reflecting CDSC	7.22	0.87	13.65

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	8.13	1.68	14.55

Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	8.40	—	2.83

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	1.80	0.43	13.83
Not reflecting maximum sales charge	8.02	1.62	14.51

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	2.14	0.40	13.73
Not reflecting CDSC	7.14	0.79	13.73

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	6.14	0.79	13.55
Not reflecting CDSC	7.14	0.79	13.55

Class 529-E shares[3,4]	7.77	1.33	14.15

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	8.22	1.82	14.66

[1]	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2]	These shares are not available for purchase.
[3]	These shares are sold without any initial or contingent deferred sales charge.
[4]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

New World Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2013, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.

[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.

[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives
¢	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®
¢	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM
¢	Equity-income funds
Capital Income Builder®
The Income Fund of America®
¢	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM
¢	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®
¢	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
¢	Money market fund
American Funds Money Market Fund®
¢	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM
¢	American Funds Target Date Retirement Series®
¢	American Funds College Target Date SeriesSM

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund, Inc.® Investment Porftfolio April 30, 2013

unaudited

Common stocks 80.96%
		Value
Financials 11.67%	Shares	(000)

Kasikornbank PCL[1]	19,740,238	$145,472
Kasikornbank PCL, nonvoting depository receipt[1]	4,789,762	34,651
Sberbank of Russia (GDR)[1,2]	4,872,547	62,712
Sberbank of Russia (ADR)	4,562,500	58,674
Sberbank of Russia (ADR)[1]	4,296,000	55,292
Banco Bilbao Vizcaya Argentaria, SA1	13,570,202	132,547
Banco Bilbao Vizcaya Argentaria, SA, non-registered shares[1,3]	176,789	1,727
Siam Commercial Bank PCL[1]	20,850,000	132,270
AEON Financial Service Co., Ltd.[1]	4,055,000	121,599
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[3]	7,370,100	119,027
Bank of the Philippine Islands[1]	44,378,039	110,919
Prudential PLC[1]	6,273,431	107,730
Axis Bank Ltd.[1]	3,531,628	98,002
Citigroup Inc.	1,962,000	91,547
Housing Development Finance Corp. Ltd.[1]	5,001,090	78,780
AIA Group Ltd.[1]	17,218,000	76,551
Agricultural Bank of China, Class H1	149,015,000	71,438
Itaú Unibanco Holding SA, preferred nominative	2,557,967	43,009
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,593,930	26,826
PT Bank Rakyat Indonesia (Persero) Tbk[1]	71,186,000	68,915
Itaúsa - Investimentos Itaú SA, preferred nominative	13,207,332	65,880
UniCredit SpA[1,3]	12,447,069	65,379
American Tower Corp.	760,000	63,832
Kotak Mahindra Bank Ltd.[1]	4,650,000	61,106
HDFC Bank Ltd.[1]	4,700,000	59,573
Türkiye Garanti Bankasi AS1	8,559,582	47,412
ACE Ltd.	425,000	37,884
Ayala Land, Inc.[1]	47,663,800	37,683
Banco Bradesco SA, preferred nominative	2,173,708	35,744
Metropolitan Bank & Trust Co.[1]	10,375,000	31,415
China Vanke Co., Ltd., Class A1	16,782,911	30,001
Banco Santander, SA1,3	4,028,447	29,122
Banco Santander, SA, temporary shares[1,3]	118,483	857
ICICI Bank Ltd.[1]	1,345,000	29,129
Industrial and Commercial Bank of China Ltd., Class H1	35,520,595	25,033
Standard Chartered PLC[1]	912,800	22,980
Bank of China Ltd., Class H1	47,531,000	22,445
Banco Santander (Brasil) SA, units	3,000,000	21,997
Brookfield Asset Management Inc., Class A	562,000	21,688
BDO Unibank, Inc.[1,3]	9,613,333	21,417
CITIC Securities Co. Ltd., Class A1	10,378,930	20,973
China Construction Bank Corp., Class H1	18,725,000	15,707
Bank Pekao SA1	280,000	13,429
BM&FBOVESPA SA, ordinary nominative	1,812,000	12,580

Common stocks
		Value
Financials (continued)	Shares	(000)

China Overseas Land & Investment Ltd.[1]	4,072,000	$ 12,568
Chongqing Rural Commercial Bank Co., Ltd., Class H1	14,810,000	8,070
Bao Viet Holdings[1]	2,931,430	6,814
Longfor Properties Co. Ltd.[1]	3,323,500	5,587
C C Land Holdings Ltd.[1]	2,000,000	674
		2,464,667
Consumer discretionary 11.08%

Toyota Motor Corp.[1]	3,238,000	187,693
Naspers Ltd., Class N1	2,404,400	161,085
Melco Crown Entertainment Ltd. (ADR)[3]	5,322,000	130,974
Hankook Tire Co., Ltd.[1]	2,461,680	107,084
Swatch Group Ltd, non-registered shares[1]	114,200	65,558
Swatch Group Ltd[1]	342,000	34,409
Honda Motor Co., Ltd.[1]	2,410,000	96,009
Truworths International Ltd.[1]	9,233,000	91,836
Wynn Macau, Ltd.[1,3]	27,216,400	82,774
Hyundai Mobis Co., Ltd.[1]	337,148	76,571
Arcos Dorados Holdings Inc., Class A	5,318,700	72,441
Bayerische Motoren Werke AG1	776,000	71,597
Kia Motors Corp.[1]	1,241,770	61,854
Hyundai Motor Co.[1]	335,800	60,885
L'Occitane International SA1	20,883,500	60,602
Chow Sang Sang Holdings International Ltd.[1]	21,483,000	58,215
Tata Motors Ltd.[1]	10,557,249	58,112
Inchcape PLC[1]	7,430,000	57,918
Techtronic Industries Co. Ltd.[1]	23,902,000	57,330
Golden Eagle Retail Group Ltd.[1]	31,015,000	54,892
MGM China Holdings Ltd.[1]	23,248,800	54,827
Hero MotoCorp Ltd.[1]	1,741,394	53,182
Zee Entertainment Enterprises Ltd.[1]	11,250,000	48,875
Li & Fung Ltd.[1]	37,501,800	48,591
Zhongsheng Group Holdings Ltd.[1]	34,712,000	48,531
Ctrip.com International, Ltd. (ADR)[3]	2,166,000	47,609
Mr Price Group Ltd.[1]	3,024,190	43,498
Nissan Motor Co., Ltd.[1]	3,510,000	36,657
REXLot Holdings Ltd.[1,4]	423,454,500	34,961
WPP PLC[1]	2,030,000	33,560
Shangri-La Asia Ltd.[1]	16,870,000	32,634
PPR SA1	135,000	29,713
Dongfeng Motor Group Co., Ltd., Class H1	17,518,000	26,165
PT Astra International Tbk[1]	32,820,000	24,829
Nikon Corp.[1]	1,105,000	24,077
Intercontinental Hotels Group PLC[1]	774,666	22,845
Sands China Ltd.[1]	3,630,000	19,066
Cie. Financière Richemont SA, Class A, non-registered shares[1]	235,000	19,042
General Motors Co.[3]	548,000	16,900
Maruti Suzuki India Ltd.[1]	466,000	14,462
Daimler AG1	120,000	6,640
Belle International Holdings Ltd.[1]	3,690,000	6,020
		2,340,523
Common stocks
		Value
Consumer staples 10.62%	Shares	(000)

Nestlé SA1	3,437,917	$ 245,668
OJSC Magnit (GDR)[1]	2,295,700	117,130
OJSC Magnit (GDR)[1,2]	1,881,000	95,971
Shoprite Holdings Ltd.[1]	9,253,056	175,423
Anheuser-Busch InBev NV1	1,815,725	173,506
Pernod Ricard SA1	1,276,973	158,144
SABMiller PLC[1]	1,696,300	91,526
United Spirits Ltd.[1]	2,038,701	83,820
M. Dias Branco SA, ordinary nominative	1,855,000	82,517
United Breweries Ltd.[1]	5,131,864	70,104
British American Tobacco PLC[1]	1,180,000	65,398
Hypermarcas SA, ordinary nominative[3]	8,108,200	64,882
PepsiCo, Inc.	778,700	64,219
Coca-Cola Icecek AS, Class C1	2,213,750	61,775
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	47,370
Wal-Mart de México, SAB de CV, Series V	3,874,000	12,328
Coca-Cola Co.	1,310,000	55,452
China Resources Enterprise, Ltd.[1]	15,852,000	54,384
Grupo Nutresa SA	3,864,997	53,282
Procter & Gamble Co.	643,000	49,363
Henkel AG & Co. KGaA, nonvoting preferred[1]	470,000	44,323
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	41,626
Wumart Stores, Inc., Class H1	22,535,000	39,551
Unilever NV, depository receipts[1]	920,409	39,249
Charoen Pokphand Foods PCL[1]	32,444,000	35,180
ITC Ltd.[1]	5,156,330	31,480
Avon Products, Inc.	1,300,000	30,108
Japan Tobacco Inc.[1]	783,000	29,629
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	650,000	27,313
Grupo Modelo, SAB de CV, Series C	2,500,000	22,747
L'Oréal SA, non-registered shares[1,3]	99,700	17,789
CP ALL PCL[1]	11,750,000	17,635
Casino, Guichard-Perrachon SA1	152,387	16,488
China Yurun Food Group Ltd.[1,3]	24,584,000	14,652
Tingyi (Cayman Islands) Holding Corp.[1]	4,950,000	13,718
		2,243,750
Information technology 7.91%

Samsung Electronics Co. Ltd.[1]	120,050	165,873
Samsung Electronics Co. Ltd., nonvoting preferred[1]	53,200	42,108
Mail.Ru Group Ltd. (GDR)[1]	6,643,305	179,449
Mail.Ru Group Ltd. (GDR)[1,2]	848,230	22,912
Baidu, Inc., Class A (ADR)[3]	1,754,900	150,658
Google Inc., Class A3	160,500	132,343
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	28,443,000	105,678
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	22,896
Tencent Holdings Ltd.[1]	3,467,000	119,610
Murata Manufacturing Co., Ltd.[1]	1,055,000	85,939
NetEase, Inc. (ADR)	1,475,064	83,179
Yandex NV, Class A3	2,881,000	74,157
Kingboard Chemical Holdings Ltd.[1]	25,379,632	69,012
TDK Corp.[1]	1,578,000	57,712
AAC Technologies Holdings Inc.[1]	10,935,000	53,490
Common stocks
		Value
Information technology (continued)	Shares	(000)

Avago Technologies Ltd.	1,537,000	$ 49,123
Toshiba Corp.[1]	7,300,000	40,293
Quanta Computer Inc.[1]	18,935,280	39,182
ASM Pacific Technology Ltd.[1]	3,419,900	35,421
Hon Hai Precision Industry Co., Ltd.[1]	9,900,000	25,589
Spectris PLC[1]	647,000	21,226
Cognizant Technology Solutions Corp., Class A3	320,600	20,775
Yahoo! Inc.[3]	775,000	19,166
Halma PLC[1]	2,225,000	17,321
Hexagon AB, Class B1	468,000	13,387
Infineon Technologies AG1	1,590,000	12,558
SINA Corp.[3]	206,300	11,619
Oracle Corp.	16,193	531
		1,671,207
Industrials 7.77%

International Container Terminal Services, Inc.[1,4]	106,374,000	237,754
Alliance Global Group, Inc.[1]	190,270,000	109,766
Cummins Inc.	912,000	97,028
Intertek Group PLC[1]	1,760,700	90,491
JG Summit Holdings, Inc.[1]	72,754,300	83,960
Jardine Matheson Holdings Ltd.[1]	1,275,000	82,823
Bureau Veritas SA1	580,316	71,185
European Aeronautic Defence and Space Co. EADS NV1	1,174,573	62,174
SGS SA1	23,101	55,881
United Technologies Corp.	607,000	55,413
Shanghai Industrial Holdings Ltd.[1]	17,151,000	54,480
Experian PLC[1]	2,992,000	52,689
AirAsia Bhd.[1]	52,028,000	50,122
Schneider Electric SA1	631,238	48,260
Johnson Electric Holdings Ltd.[1]	68,205,000	46,754
ASSA ABLOY AB, Class B1	1,116,239	44,554
Industries Qatar QSC[1]	937,000	44,275
Koc Holding AS, Class B1	6,772,150	41,078
KONE Oyj, Class B1	452,900	40,008
Aggreko PLC[1]	1,441,236	39,905
Cebu Air, Inc.[1]	20,046,500	39,687
DKSH Holding AG1	392,993	34,212
Chart Industries, Inc.[3]	381,500	32,355
Container Corp. of India Ltd.[1]	1,400,000	29,226
Siemens AG1	235,000	24,540
Vallourec SA1	330,000	15,891
Legrand SA1	280,000	13,068
Rockwell Automation	151,000	12,802
KBR, Inc.	340,000	10,227
Kühne + Nagel International AG1	88,000	10,085
Atlas Copco AB, Class B1	371,000	8,802
PT Bakrie & Brothers Tbk[1,3]	1,332,820,100	2,879
		1,642,374
Energy 7.10%

InterOil Corp.[3,4]	2,484,825	196,599
Ophir Energy PLC[1,3]	27,670,242	174,994
Pacific Rubiales Energy Corp.	6,528,728	138,034
Common stocks
		Value
Energy (continued)	Shares	(000)

Royal Dutch Shell PLC, Class B1	2,769,300	$ 96,741
Royal Dutch Shell PLC, Class B (ADR)	210,000	14,656
Indus Gas Ltd.[1,3]	7,000,000	98,009
Cobalt International Energy, Inc.[3]	3,330,000	93,040
Oil Search Ltd.[1]	11,469,378	88,457
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	2,461,900	47,145
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	1,085,000	21,667
OJSC Gazprom (ADR)[1]	8,142,000	64,649
Galp Energia, SGPS, SA, Class B1	3,816,155	61,192
Genel Energy PLC[1,3]	3,525,600	48,745
Noble Energy, Inc.	400,000	45,316
Essar Energy PLC[1,3]	19,963,500	44,456
Africa Oil Corp.[3,5]	3,731,550	22,705
Africa Oil Corp.[3]	3,456,750	21,033
TOTAL SA1	500,000	25,261
TOTAL SA (ADR)	155,000	7,787
Cairn India Ltd.[1]	5,500,000	31,905
CNOOC Ltd.[1]	15,861,000	29,651
Gulf Keystone Petroleum Ltd.[1,2,3]	13,140,000	27,774
Gulf Keystone Petroleum Ltd.[1,3]	624,750	1,321
Heritage Oil Ltd.[1,3]	10,363,874	25,767
Eni SpA[1]	856,000	20,470
Sasol Ltd.[1]	440,000	19,062
BP PLC[1]	2,480,000	17,974
Chevron Corp.	91,800	11,201
INPEX CORP.[1]	1,100	5,310
		1,500,921
Health care 6.88%

Novo Nordisk A/S, Class B1	1,201,050	210,833
Hikma Pharmaceuticals PLC[1,4]	11,131,828	168,964
JSC Pharmstandard (GDR)[1,3]	6,258,618	130,922
JSC Pharmstandard (GDR)[1,2,3]	392,700	8,215
Novartis AG1	1,481,600	110,163
Novartis AG (ADR)	170,000	12,539
Teva Pharmaceutical Industries Ltd. (ADR)	2,676,000	102,464
Baxter International Inc.	1,462,000	102,150
CSL Ltd.[1]	1,420,000	92,631
Cochlear Ltd.[1]	1,215,000	83,124
Grifols, SA, Class B1,3	1,689,685	52,259
Grifols, SA, Class A1,3	764,100	30,669
Bayer AG1	763,500	79,672
Alexion Pharmaceuticals, Inc.[3]	585,000	57,330
Life Healthcare Group Holdings Ltd.[1]	12,125,000	51,223
Krka, dd, Novo mesto[1]	755,000	49,530
Allergan, Inc.	352,000	39,970
PT Kalbe Farma Tbk[1]	223,400,000	31,953
Waters Corp.[3]	330,000	30,492
Richter Gedeon Nyrt[1]	61,000	9,059
		1,454,162
Telecommunication services 5.10%

SOFTBANK CORP.[1]	5,719,000	283,526
MTN Group Ltd.[1]	13,831,491	249,462
Common stocks
		Value
Telecommunication services (continued)	Shares	(000)

América Móvil, SAB de CV, Series L (ADR)	5,320,748	$ 113,758
Vodafone Group PLC[1]	32,444,300	99,104
Millicom International Cellular SA (SDR)[1]	856,440	70,058
China Communications Services Corp. Ltd., Class H1	80,587,200	59,259
PT XL Axiata Tbk[1,3]	85,442,165	44,899
NII Holdings, Inc., Class B3	4,003,900	34,834
Philippine Long Distance Telephone Co.[1]	382,700	28,333
China Telecom Corp. Ltd., Class H1	48,510,000	24,849
Hellenic Telecommunications Organization SA1,3	2,835,500	24,715
OJSC MegaFon (GDR)[1,2,3]	672,900	20,793
OJSC MegaFon (GDR)[1,3]	94,100	2,908
OJSC Mobile TeleSystems (ADR)	510,000	10,557
Telekomunikacja Polska SA1	4,163,189	9,280
		1,076,335
Materials 4.72%

Linde AG1	535,092	101,205
Givaudan SA1,3	55,362	71,283
Celanese Corp., Series A	1,041,000	51,436
Ambuja Cements Ltd.[1]	14,432,000	50,211
Grasim Industries Ltd.[1]	491,502	26,820
Grasim Industries Ltd. (GDR)[1]	383,498	20,926
PT Semen Indonesia (Persero) Tbk[1]	23,605,000	44,726
PT Indocement Tunggal Prakarsa Tbk[1]	16,389,500	44,549
Holcim Ltd[1]	559,676	43,717
Northam Platinum Ltd.[1,3]	11,167,345	41,428
International Flavors & Fragrances Inc.	475,000	36,665
Solvay NV1	240,000	35,252
Eurasian Natural Resources Corp. PLC[1]	8,253,292	35,201
Nitto Denko Corp.[1]	513,000	33,726
K+S AG1	664,921	29,399
Akzo Nobel NV1	480,000	28,954
Israel Chemicals Ltd.[1]	2,285,000	27,254
Impala Platinum Holdings Ltd.[1]	1,854,083	25,344
Sigma-Aldrich Corp.	295,000	23,214
Vedanta Resources PLC[1]	1,098,918	20,651
ArcelorMittal[1]	1,650,000	20,301
Aquarius Platinum Ltd. (GBP denominated)[1,3,4]	23,790,636	15,682
Aquarius Platinum Ltd.[1,3,4]	7,384,628	4,460
BHP Billiton PLC[1]	700,000	19,681
First Quantum Minerals Ltd.	1,056,000	18,438
Wacker Chemie AG1	228,000	17,442
Duratex SA, ordinary nominative	2,167,440	16,391
African Minerals Ltd.[1,3]	4,803,102	16,366
UltraTech Cement Ltd.[1]	360,160	12,740
Praxair, Inc.	110,000	12,573
Petropavlovsk PLC[1]	5,576,440	12,564
ACC Ltd.[1]	490,000	11,233
LG Chem, Ltd.[1]	45,500	10,752
Cliffs Natural Resources Inc.	404,000	8,621
Sinofert Holdings Ltd.[1]	39,380,000	8,566
		997,771

Common stocks
		Value
Utilities 3.19%	Shares	(000)

ENN Energy Holdings Ltd.[1]	46,186,000	$ 268,340
PT Perusahaan Gas Negara (Persero) Tbk[1]	257,953,500	165,899
Huaneng Power International, Inc., Class H1	79,600,000	92,120
Power Grid Corp. of India Ltd.[1]	34,403,579	71,690
Cheung Kong Infrastructure Holdings Ltd.[1]	8,340,000	60,590
Energy World Corp. Ltd.[1,3]	45,157,000	15,016
		673,655
Miscellaneous 4.92%

Other common stocks in initial period of acquisition		1,039,263
Total common stocks (cost: $12,728,050,000)		17,104,628
Convertible securities 0.04%
	Principal amount
Consumer staples 0.04%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR62,950	8,239
Total convertible securities (cost: $8,166,000)		8,239
Bonds & notes 11.76%

Bonds & notes of governments outside the U.S. 8.42%

United Mexican States Government, Series M10, 8.00% 2015	MXN476,500	43,117
United Mexican States Government, Series M, 5.00% 2017	70,900	6,046
United Mexican States Government Global, Series A, 5.625% 2017	$14,550	16,849
United Mexican States Government 3.50% 2017[6]	MXN194,904	18,360
United Mexican States Government 4.00% 2019[6]	408,812	40,813
United Mexican States Government Global, Series A, 5.125% 2020	$22,220	26,664
United Mexican States Government, Series M, 6.50% 2021	MXN469,400	44,274
United Mexican States Government Global, Series A, 3.625% 2022	$12,000	13,110
United Mexican States Government, Series M20, 10.00% 2024	MXN97,000	11,923
United Mexican States Government Global, Series A, 6.05% 2040	$24,050	31,746
United Mexican States Government 4.00% 2040[6]	MXN62,864	7,549
United Mexican States Government Global, Series A, 5.75% 2110	$10,400	12,303
Turkey (Republic of) 10.00% 2015	TRY8,550	5,218
Turkey (Republic of) 7.00% 2016	$12,750	14,806
Turkey (Republic of) 9.00% 2016	TRY1,500	913
Turkey (Republic of) 6.75% 2018	$15,200	18,221
Turkey (Republic of) 7.00% 2019	3,500	4,323
Turkey (Republic of) 10.50% 2020	TRY58,575	40,711
Turkey (Republic of) 3.00% 2021[6]	43,500	28,833
Turkey (Republic of) 5.625% 2021	$32,200	37,915
Turkey (Republic of) 9.50% 2022	TRY54,300	36,770
Turkey (Republic of) 6.875% 2036	$ 7,500	9,853
Turkey (Republic of) 6.75% 2040	5,600	7,357
Turkey (Republic of) 6.00% 2041	16,000	19,300
Turkey (Republic of) 4.875% 2043	6,500	6,679
Indonesia (Republic of) 6.875% 2018	7,746	9,373
Indonesia (Republic of) 5.875% 2020	33,000	39,353
Indonesia (Republic of) 4.875% 2021[2]	30,140	34,284
Indonesia (Republic of) 4.875% 2021	18,770	21,351
Indonesia (Republic of) 3.75% 2022	3,425	3,613
Bonds & notes
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Indonesia (Republic of) 3.375% 2023[2]	$15,750	$16,124
Indonesia (Republic of) 8.50% 2035	2,950	4,606
Indonesia (Republic of) 7.75% 2038[2]	3,730	5,567
Indonesia (Republic of) 5.25% 2042	5,000	5,663
Philippines (Republic of) 9.375% 2017	4,000	5,130
Philippines (Republic of) 9.875% 2019	19,100	27,098
Philippines (Republic of) 4.95% 2021	PHP1,190,000	32,526
Philippines (Republic of) 6.375% 2022	350,000	10,844
Philippines (Republic of) 5.50% 2026	$ 7,000	8,829
Philippines (Republic of) 7.75% 2031	16,070	24,406
Philippines (Republic of) 6.25% 2036	PHP860,000	27,399
Colombia (Republic of) Global 12.00% 2015	COP38,269,000	25,146
Colombia (Republic of) Global 7.375% 2017	$15,950	19,491
Colombia (Republic of) Global 11.75% 2020	2,420	3,865
Colombia (Republic of) Global 4.375% 2021	13,650	15,643
Colombia (Republic of) Global 8.125% 2024	6,570	9,717
Colombia (Republic of) Global 9.85% 2027	COP22,477,000	19,204
Colombia (Republic of) Global 7.375% 2037	$11,060	16,828
Colombia (Republic of) Global 6.125% 2041	9,000	12,150
Russian Federation 3.25% 2017[2]	8,400	8,904
Russian Federation 6.20% 2018	RUB734,700	23,952
Russian Federation 5.00% 2020	$22,100	25,564
Russian Federation 7.50% 2030[2,7]	22,955	28,924
Russian Federation 7.50% 2030[7]	11,381	14,340
Venezuela (Republic of) 5.75% 2016	22,000	20,955
Venezuela (Republic of) 9.25% 2027	60,465	59,709
Venezuela (Republic of) 9.25% 2028	6,485	6,235
Venezuela (Republic of) 9.375% 2034	2,025	1,957
Brazil (Federal Republic of) 6.00% 2015[6]	BRL13,199	7,254
Brazil (Federal Republic of) Global 8.875% 2019	$6,100	8,708
Brazil (Federal Republic of) 6.00% 2020[6]	BRL23,619	13,695
Brazil (Federal Republic of) Global 12.50% 2022	7,000	4,828
Brazil (Federal Republic of) 6.00% 2022[6]	36,069	21,237
Brazil (Federal Republic of) Global 10.25% 2028	5,515	3,452
Brazil (Federal Republic of) Global 11.00% 2040	$7,300	8,953
Brazil (Federal Republic of) 6.00% 2045[6]	BRL28,598	18,755
South Africa (Republic of) 5.50% 2020	$20,200	23,887
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR135,800	16,785
South Africa (Republic of), Series R-209, 6.25% 2036	159,910	15,311
South Africa (Republic of), Series R-214, 6.50% 2041	305,090	29,616
Peru (Republic of) 8.375% 2016	$15,763	19,215
Peru (Republic of) 7.84% 2020	PEN23,680	11,233
Peru (Republic of) 7.35% 2025	$10,950	15,960
Peru (Republic of) 8.20% 2026	PEN8,000	4,219
Peru (Republic of) 8.75% 2033	$14,975	25,682
Peru (Republic of) 6.55% 2037[7]	5,042	7,223
Hungarian Government 4.125% 2018	7,930	7,877
Hungarian Government 6.25% 2020	37,240	41,569
Hungarian Government, Series 20A, 7.50% 2020	HUF560,000	2,815
Hungarian Government 6.375% 2021	$9,260	10,406
Hungarian Government, Series 22A, 7.00% 2022	HUF1,600,000	7,907
Hungarian Government 5.375% 2023	$10,840	11,197
Croatian Government 6.75% 2019[2]	9,890	11,357
Bonds & notes
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Croatian Government 6.625% 2020	$27,365	$31,319
Croatian Government 6.625% 2020[2]	2,000	2,289
Croatian Government 6.375% 2021[2]	11,645	13,217
Croatian Government 5.50% 2023[2]	9,785	10,442
Polish Government 3.00% 2016[6]	PLN25,472	8,613
Polish Government, Series 1021, 5.75% 2021	96,925	36,640
Polish Government 5.00% 2022	$1,595	1,866
Polish Government 2.75% 2023[6]	PLN10,482	3,748
Chilean Government 3.875% 2020	$7,135	8,009
Chilean Government 5.50% 2020	CLP6,515,000	14,744
Chilean Government 3.00% 2020[6]	297,091	657
Chilean Government 3.25% 2021	$1,765	1,897
Chilean Government 6.00% 2021	CLP8,360,000	18,686
Chilean Government 3.00% 2022[6]	468,189	1,047
Chilean Government 3.00% 2022[6]	400,437	893
Chilean Government 3.00% 2023[6]	639,971	1,442
Panama (Republic of) Global 7.125% 2026	$7,300	10,184
Panama (Republic of) Global 8.875% 2027	2,775	4,457
Panama (Republic of) Global 9.375% 2029	9,034	15,371
Panama (Republic of) Global 6.70% 2036[7]	6,819	9,523
Uruguay (Republic of) 5.00% 2018[6]	UYU105,908	6,667
Uruguay (Republic of) 4.375% 2028[6,7]	396,577	27,580
Greek Government 2.00%/4.30% 2023[8]	€1,725	1,229
Greek Government 2.00%/4.30% 2024[8]	1,725	1,141
Greek Government 2.00%/4.30% 2025[8]	1,725	1,105
Greek Government 2.00%/4.30% 2026[8]	1,725	1,071
Greek Government 2.00%/4.30% 2027[8]	1,725	1,063
Greek Government 2.00%/4.30% 2028[8]	1,725	1,031
Greek Government 2.00%/4.30% 2029[8]	1,725	1,023
Greek Government 2.00%/4.30% 2030[8]	1,725	1,000
Greek Government 2.00%/4.30% 2031[8]	1,725	988
Greek Government 2.00%/4.30% 2032[8]	1,725	988
Greek Government 2.00%/4.30% 2033[8]	1,725	987
Greek Government 2.00%/4.30% 2034[8]	1,725	993
Greek Government 2.00%/4.30% 2035[8]	1,725	983
Greek Government 2.00%/4.30% 2036[8]	1,725	980
Greek Government 2.00%/4.30% 2037[8]	1,725	981
Greek Government 2.00%/4.30% 2038[8]	1,725	980
Greek Government 2.00%/4.30% 2039[8]	1,725	982
Greek Government 2.00%/4.30% 2040[8]	1,725	980
Greek Government 2.00%/4.30% 2041[8]	1,725	981
Greek Government 2.00%/4.30% 2042[8]	1,725	982
Dominican Republic 9.04% 2018[7]	$ 3,935	4,419
Dominican Republic 7.50% 2021[7]	1,000	1,156
Dominican Republic 8.625% 2027[2,7]	9,900	12,499
Argentina (Republic of) 7.00% 2015	2,815	2,449
Argentina (Republic of) 8.28% 2033[7,9]	17,860	10,649
Argentina (Republic of) GDP-Linked 2035	61,229	3,612
Bahrain Government 5.50% 2020	11,635	12,870
Bahrain Government 5.50% 2020[2]	565	625
Pakistan Government 6.875% 2017	10,400	9,828
Nigeria (Republic of) 6.75% 2021[2]	8,100	9,588
Ukraine Government 9.25% 2017[2]	6,000	6,416
Bonds & notes
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Egypt (Arab Republic of) 5.75% 2020[2]	$ 4,000	$ 3,730
Egypt (Arab Republic of) 6.875% 2040	3,000	2,603
Morocco Government 4.25% 2022[2]	2,200	2,284
Morocco Government 5.50% 2042[2]	1,800	1,881
Slovenia (Republic of) 5.50% 2022[2]	3,000	2,978
		1,778,890
Energy 0.88%

Gazprom OJSC 5.092% 2015[2]	11,480	12,366
Gazprom OJSC 9.25% 2019	15,000	19,612
Gazprom OJSC, Series 9, 6.51% 2022	28,850	33,790
Gazprom OJSC 6.51% 2022[2]	10,810	12,661
Gazprom OJSC 4.95% 2028[2]	15,350	15,411
Gazprom OJSC 7.288% 2037	10,600	13,197
Petróleos Mexicanos 4.875% 2022	4,320	4,925
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	18,961
Petróleos Mexicanos 6.50% 2041	1,350	1,684
Petrobras International Finance Co. 5.375% 2021	14,585	16,181
Zhaikmunai LP 7.125% 2019[2]	11,000	11,941
Reliance Holdings Ltd. 4.50% 2020[2]	7,135	7,674
Reliance Holdings Ltd. 5.40% 2022[2]	2,175	2,456
PTT Exploration & Production Ltd. 5.692% 2021[2]	8,400	9,899
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,7]	4,752	5,287
		186,045
U.S. Treasury bonds & notes 0.87%

U.S. Treasury 4.75% 2014[10]	15,200	15,925
U.S. Treasury 4.00% 2015	157,900	168,576
		184,501
Financials 0.67%

HSBK (Europe) BV 7.25% 2021[2]	24,390	26,159
HSBK (Europe) BV 7.25% 2021	8,000	8,580
VEB Finance Ltd. 6.902% 2020[2]	10,830	12,885
VEB Finance Ltd. 6.902% 2020	5,300	6,306
VEB Finance Ltd. 6.80% 2025[2]	5,000	6,037
Longfor Properties Co. Ltd. 9.50% 2016	20,750	22,786
BBVA Bancomer SA, junior subordinated 7.25% 2020[2]	10,680	12,282
BBVA Bancomer SA 6.50% 2021[2]	6,550	7,500
SB Capital SA 5.40% 2017	11,900	13,048
Development Bank of Kazakhstan 5.50% 2015[2]	8,459	9,093
Dubai Holding Commercial Operations MTN Ltd. 6.00% 2017	£4,000	6,377
Bank of India 3.625% 2018[2]	$ 6,000	6,054
Banco de Crédito del Perú 5.375% 2020[2]	5,000	5,550
		142,657
Consumer staples 0.22%

BFF International Ltd. 7.25% 2020[2]	12,500	15,172
Brasil Foods SA 5.875% 2022[2]	12,000	13,686
Marfrig Holdings (Europe) BV 9.875% 2017[2]	14,525	13,654
Marfrig Overseas Ltd. 9.50% 2020[2]	1,250	1,150
Olam International Ltd. 6.75% 2018	1,952	1,952
		45,614
Bonds & notes
	Principal amount	Value
Telecommunication services 0.19%	(000)	(000)

MTS International Funding Ltd. 8.625% 2020	$ 13,200	$ 16,665
Digicel Group Ltd. 8.25% 2020[2]	8,900	9,568
Digicel Group Ltd. 6.00% 2021[2]	4,850	4,874
NII Capital Corp. 8.875% 2019	2,105	1,989
NII Capital Corp. 11.375% 2019[2]	5,395	6,258
		39,354
Industrials 0.18%

Brunswick Rail Finance Ltd. 6.50% 2017	9,765	10,334
Brunswick Rail Finance Ltd. 6.50% 2017[2]	9,345	9,889
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[2]	17,000	16,660
		36,883
Utilities 0.16%

Eskom Holdings Ltd. 5.75% 2021[2]	12,300	13,807
AES Panamá, SA 6.35% 2016[2]	10,400	11,414
CEZ, a s 4.25% 2022[2]	4,720	5,084
Enersis SA 7.375% 2014	4,550	4,750
		35,055
Materials 0.16%

CEMEX Finance LLC 9.50% 2016[2]	14,575	15,741
CEMEX SAB de CV 9.00% 2018[2]	6,255	6,849
CEMEX España, SA 9.25% 2020[2]	9,289	10,265
CEMEX SA 9.25% 2020	1,250	1,381
		34,236
Information technology 0.01%

Samsung Electronics America, Inc. 1.75% 2017[2]	2,075	2,112
Total bonds & notes (cost: $2,209,805,000)		2,485,347

Short-term securities 6.89%

Freddie Mac 0.09%–0.17% due 6/4–11/26/2013	509,990	509,812
International Bank for Reconstruction and Development 0.11%–0.13% due 5/13–7/9/2013	168,400	168,384
Fannie Mae 0.12%–0.18% due 6/19–12/16/2013	150,000	149,937
Reckitt Benckiser Treasury Services PLC 0.13%–0.15% due 5/8–5/10/2013[2]	87,000	86,997
Gotham Funding Corp. 0.16%–0.20% due 5/28–7/1/2013[2]	84,500	84,484
Sumitomo Mitsui Banking Corp. 0.15%–0.17% due 5/1–5/22/2013[2]	74,600	74,597
Private Export Funding Corp. 0.17%–0.27% due 6/27–9/4/2013[2]	74,200	74,171
Federal Home Loan Bank 0.12%–0.13% due 6/3–6/14/2013	73,000	72,994
Thunder Bay Funding, LLC 0.20% due 7/26/2013[2]	27,740	27,727
Old Line Funding, LLC 0.18%–0.19% due 7/25–9/5/2013[2]	35,000	34,986
Wells Fargo & Co. 0.17% due 6/13/2013	53,500	53,487
National Australia Funding (Delaware) Inc. 0.165% due 7/23/2013[2]	46,500	46,482
Federal Farm Credit Banks 0.15%–0.20% due 5/6–11/21/2013	35,800	35,785
U.S. Treasury Bill 0.125% due 8/22/2013	21,900	21,896
Nestlé Finance International Ltd. 0.13% due 5/23/2013	14,600	14,599
Total short-term securities (cost: $1,456,191,000)		1,456,338
Total investment securities (cost: $16,402,212,000)		$21,054,552
Other assets less liabilities		74,411
Net assets		$21,128,963

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $13,370,777,000, which represented 63.28% of the net assets of the fund. This amount includes $13,344,313,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,158,368,000, which represented 5.48% of the net assets of the fund.

3 Security did not produce income during the last 12 months.

4 Represents an affiliated company as defined under the Investment Company Act of 1940.

5 Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired on 12/3/2012 at a cost of $29,113,000) may be subject to legal or contractual restrictions on resale.

6 Index-linked bond whose principal amount moves with a government price index.

7 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8 Step bond; coupon rate will increase at a later date.

9 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

10 A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $173,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

BRL = Brazilian reais

CLP = Chilean pesos

COP = Colombian pesos

€ = Euros

GBP/£ = British pounds

HUF = Hungarian forints

MXN = Mexican pesos

PEN = Peruvian nuevos soles

PHP = Philippine pesos

PLN = Polish zloty

RUB = Russian rubles

TRY = Turkish lira

UYU = Uruguayan pesos

ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-036-0613O-S32817

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: June 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: June 28, 2013

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 28, 2013